EQ ADVISORS TRUSTSM

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

Supplement dated March 22, 2016 to the Summary Prospectus Dated May 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the AXA Large Cap Value Managed Volatility Portfolio, a series of EQ Advisors Trust (“Trust”) dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the AXA Large Cap Value Managed Volatility Portfolio (the “Portfolio”).

Information Regarding

AXA Large Cap Value Managed Volatility Portfolio

Effective immediately, the table in the section of the Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”) is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul	Senior Vice President/Chief Investment Officer – US Value Equities at AllianceBernstein	October 2009
Cem Inal	Senior Vice President/Portfolio Manager at AllianceBernstein	March 2016